                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                         AMERICAN VISION SERIES VUL 2002

                                Flexible Premium
                        Variable Life Insurance Policies

                          Supplement dated May 1, 2011
                     to the Prospectus dated April 28, 2008

     This supplement updates certain information contained in the April 28, 2008 American Vision Series VUL 2002 prospectus, as annually and periodically supplemented. You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your policy, without charge, on request. These policies are no longer available for sale.

     General American Life Insurance Company is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. General American's Home Office is 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

     THE ELIGIBLE FUND PROSPECTUSES MAY BE OBTAINED BY CALLING 1-800-638-9294.

     WE DO NOT GUARANTEE HOW ANY OF THE DIVISIONS OR FUNDS WILL PERFORM. THE POLICIES AND THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

     THE FINANCIAL INDUSTRY REGULATORY AUTHORITY ("FINRA") PROVIDES BACKGROUND INFORMATION ABOUT BROKER-DEALERS AND THEIR REGISTERED REPRESENTATIVES THROUGH FINRA BROKERCHECK. YOU MAY CONTACT THE FINRA BROKERCHECK HOTLINE AT 1-800-289-9999, OR LOG ON TO WWW.FINRA.ORG. AN INVESTOR BROCHURE THAT INCLUDES INFORMATION DESCRIBING FINRA BROKERCHECK IS AVAILABLE THROUGH THE HOTLINE OR ON-LINE.

                                   FEE TABLES

ANNUAL ELIGIBLE FUND OPERATING EXPENSES

     The next table describes the Eligible Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Eligible Funds for the fiscal year ended December 31, 2010. Expenses of the Eligible Funds may be higher or lower in the future. Certain Eligible Funds may impose a redemption fee in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the table that follows and in the prospectus for each Eligible Fund.

                                                      MINIMUM    MAXIMUM
                                                      -------    -------
Total Annual Fund Operating Expenses
(expenses that are deducted from Eligible Fund
  assets, including management fees, distribution
  (12b-1) fees, and other expenses)................     0.27%      1.00%


     The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2010, before and after any applicable contractual fee waivers and expense reimbursements:

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                DISTRIBUTION              ACQUIRED    TOTAL      CONTRACTUAL   NET TOTAL
                                                   AND/OR                FUND FEES    ANNUAL     FEE WAIVER      ANNUAL
                                  MANAGEMENT  SERVICE (12B-1)    OTHER      AND     OPERATING  AND/OR EXPENSE  OPERATING
                                      FEE           FEES       EXPENSES   EXPENSES   EXPENSES   REIMBURSEMENT   EXPENSES
                                  ----------  ---------------  --------  ---------  ---------  --------------  ---------
AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
American Funds Global Small
  Capitalization Fund...........     0.71%         0.25%         0.04%        --      1.00%            --         1.00%
American Funds Growth Fund......     0.32%         0.25%         0.02%        --      0.59%            --         0.59%
American Funds Growth-Income
  Fund..........................     0.27%         0.25%         0.02%        --      0.54%            --         0.54%
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- INITIAL CLASS
Equity-Income Portfolio.........     0.46%            --         0.10%        --      0.56%            --         0.56%
MET INVESTORS SERIES
  TRUST -- CLASS A
Clarion Global Real Estate
  Portfolio.....................     0.62%            --         0.07%        --      0.69%            --         0.69%
Harris Oakmark International
  Portfolio.....................     0.78%            --         0.07%        --      0.85%         0.01%         0.84%(1)
Invesco Small Cap Growth
  Portfolio.....................     0.85%            --         0.04%        --      0.89%         0.02%         0.87%(2)
Lazard Mid Cap Portfolio........     0.69%            --         0.04%        --      0.73%            --         0.73%
Legg Mason ClearBridge
  Aggressive Growth Portfolio...     0.64%            --         0.04%        --      0.68%            --         0.68%
Lord Abbett Bond Debenture
  Portfolio.....................     0.50%            --         0.03%        --      0.53%            --         0.53%
MetLife Aggressive Strategy
  Portfolio.....................     0.09%            --         0.02%     0.74%      0.85%         0.01%         0.84%(3)
MFS(R) Research International
  Portfolio.....................     0.69%            --         0.09%        --      0.78%         0.03%         0.75%(4)
Morgan Stanley Mid Cap Growth
  Portfolio.....................     0.66%            --         0.14%        --      0.80%         0.02%         0.78%(5)
Oppenheimer Capital Appreciation
  Portfolio.....................     0.60%            --         0.06%        --      0.66%            --         0.66%
PIMCO Total Return Portfolio....     0.48%            --         0.03%        --      0.51%            --         0.51%
RCM Technology Portfolio........     0.88%            --         0.09%        --      0.97%            --         0.97%
T. Rowe Price Mid Cap Growth
  Portfolio.....................     0.75%            --         0.04%        --      0.79%            --         0.79%
METROPOLITAN SERIES FUND, INC.
Artio International Stock
  Portfolio -- Class A..........     0.82%            --         0.12%     0.02%      0.96%         0.05%         0.91%(6)
Barclays Capital Aggregate Bond
  Index Portfolio -- Class A....     0.25%            --         0.03%        --      0.28%         0.01%         0.27%(7)
BlackRock Aggressive Growth
  Portfolio -- Class A..........     0.73%            --         0.04%        --      0.77%            --         0.77%
BlackRock Bond Income
  Portfolio -- Class A..........     0.37%            --         0.03%        --      0.40%         0.03%         0.37%(8)

                                                DISTRIBUTION              ACQUIRED    TOTAL      CONTRACTUAL   NET TOTAL
                                                   AND/OR                FUND FEES    ANNUAL     FEE WAIVER      ANNUAL
                                  MANAGEMENT  SERVICE (12B-1)    OTHER      AND     OPERATING  AND/OR EXPENSE  OPERATING
                                      FEE           FEES       EXPENSES   EXPENSES   EXPENSES   REIMBURSEMENT   EXPENSES
                                  ----------  ---------------  --------  ---------  ---------  --------------  ---------
BlackRock Diversified
  Portfolio -- Class E..........     0.46%         0.15%         0.04%        --      0.65%            --         0.65%
BlackRock Large Cap Value
  Portfolio -- Class A..........     0.63%            --         0.02%        --      0.65%         0.03%         0.62%(9)
BlackRock Legacy Large Cap
  Growth Portfolio -- Class A...     0.73%            --         0.04%        --      0.77%         0.02%         0.75%(10)
BlackRock Money Market
  Portfolio -- Class A..........     0.32%            --         0.02%        --      0.34%         0.01%         0.33%(11)
Davis Venture Value
  Portfolio -- Class A..........     0.70%            --         0.03%        --      0.73%         0.05%         0.68%(12)
Met/Artisan Mid Cap Value
  Portfolio -- Class A..........     0.81%            --         0.03%        --      0.84%            --         0.84%
MetLife Conservative Allocation
  Portfolio -- Class A..........     0.10%            --         0.01%     0.55%      0.66%         0.01%         0.65%(13)
MetLife Conservative to Moderate
  Allocation Portfolio -- Class
  A.............................     0.08%            --         0.02%     0.61%      0.71%            --         0.71%
MetLife Mid Cap Stock Index
  Portfolio -- Class A..........     0.25%            --         0.06%     0.01%      0.32%            --         0.32%
MetLife Moderate Allocation
  Portfolio -- Class A..........     0.06%            --            --     0.66%      0.72%            --         0.72%
MetLife Moderate to Aggressive
  Allocation Portfolio -- Class
  A.............................     0.06%            --         0.01%     0.71%      0.78%            --         0.78%
MetLife Stock Index
  Portfolio -- Class A..........     0.25%            --         0.02%        --      0.27%         0.01%         0.26%(7)
MFS(R) Total Return
  Portfolio -- Class A..........     0.54%            --         0.04%        --      0.58%            --         0.58%
MFS(R) Value Portfolio -- Class
  A.............................     0.71%            --         0.02%        --      0.73%         0.11%         0.62%(14)
Morgan Stanley EAFE(R) Index
  Portfolio -- Class A..........     0.30%            --         0.11%     0.01%      0.42%            --         0.42%
Neuberger Berman Genesis
  Portfolio -- Class A..........     0.83%            --         0.06%        --      0.89%         0.02%         0.87%(15)
Neuberger Berman Mid Cap Value
  Portfolio -- Class A..........     0.65%            --         0.05%        --      0.70%            --         0.70%
Russell 2000(R) Index
  Portfolio -- Class A..........     0.25%            --         0.07%     0.01%      0.33%            --         0.33%
T. Rowe Price Large Cap Growth
  Portfolio -- Class A..........     0.60%            --         0.04%        --      0.64%            --         0.64%
T. Rowe Price Small Cap Growth
  Portfolio -- Class A..........     0.50%            --         0.07%        --      0.57%            --         0.57%
Western Asset Management U.S.
  Government Portfolio -- Class
  A.............................     0.47%            --         0.03%        --      0.50%         0.01%         0.49%(16)


--------

 (1) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.725% of the Portfolio's average daily net assets exceeding $1 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.

 (2) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.83% of the Portfolio's average daily net assets from $250 million to $500 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.

 (3) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 to April 30, 2012, to limit its fee and to reimburse expenses to the extent necessary to limit net operating expenses to 0.10%, excluding 12b-1 fees and acquired fund fees and expenses. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.

 (4) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.55% of the Portfolio's average daily net assets exceeding $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.

 (5) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% of the first $500 million of the Portfolio's average daily net assets plus 0.625% of such assets over $500 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.

 (6) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.78% for the first $900 million of the Portfolio's average daily net assets, 0.75% for the next $100 million, 0.725% for the next $500 million and 0.70% on amounts over $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.

 (7) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.245% for the amounts over $500 million but less than $1 billion, 0.24% for the next $1 billion and 0.235% on amounts over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.

 (8) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.37% for the first $1 billion of the Portfolio's average daily net assets, 0.325% for the next $2.4 billion and 0.25% on amounts over $3.4 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.

 (9) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.68% for the first $250 million of the Portfolio's average daily net assets, 0.625% for the next $500 million, 0.60% for the next $250 million and 0.55% on amounts over $1 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.

(10) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.705% for the amounts over $300 million but less than $1 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.

(11) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.325% for the first $1 billion of the Portfolio's average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.

(12) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets, 0.70% for the next $450 million, 0.65% for the next $4 billion and 0.625% on amounts over $4.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.

(13) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to waive fees or pay all expenses (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit net operating expenses of the Portfolio's Class A shares to 0.10% of average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.

(14) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets, 0.60% for the next $250 million and 0.50% on amounts over $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.

(15) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.825% for the first $500 million of the Portfolio's average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.

(16) Metlife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.50% for the amounts over $200 million but less than $500 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.

Certain Portfolios that have "Acquired Fund Fees and Expenses" are "fund of funds." Each "fund of funds" Portfolio invests substantially all of its assets in other portfolios. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. See the Portfolio's prospectus for more information.

     The fee and expense information regarding the Eligible Funds was provided by those Eligible Funds. Fidelity Variable Insurance Products and the American Funds Insurance Series are not affiliated with General American.

                        THE COMPANY, THE SEPARATE ACCOUNT
                             AND THE ELIGIBLE FUNDS

THE ELIGIBLE FUNDS

     Each Division of the Separate Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, Inc., the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.

     The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:

                                                                             INVESTMENT
FUND                                  INVESTMENT OBJECTIVE               ADVISER/SUBADVISER
----                                  --------------------               ------------------
AMERICAN FUNDS INSURANCE
SERIES(R) -- CLASS 2

American Funds Global Small      Seeks long-term growth of         Capital Research and
  Capitalization Fund            capital.                          Management Company

American Funds Growth Fund       Seeks growth of capital.          Capital Research and
                                                                   Management Company

American Funds Growth-Income     Seeks long-term growth of         Capital Research and
  Fund                           capital and income.               Management Company

FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- INITIAL CLASS

Equity-Income Portfolio          Seeks reasonable income. The      Fidelity Management & Research
                                 fund will also consider the       Company
                                 potential for capital             Subadviser: FMR Co., Inc.
                                 appreciation. The fund's goal
                                 is to achieve a yield which
                                 exceeds the composite yield on
                                 the securities comprising the
                                 Standard & Poor's 500(R) Index
                                 (S&P 500(R)).

MET INVESTORS SERIES
  TRUST -- CLASS A

Clarion Global Real Estate       Seeks total return through        MetLife Advisers, LLC
  Portfolio                      investment in real estate         Subadviser: ING Clarion Real
                                 securities, emphasizing both      Estate Securities LLC
                                 capital appreciation and
                                 current income.

                                                                             INVESTMENT
FUND                                  INVESTMENT OBJECTIVE               ADVISER/SUBADVISER
----                                  --------------------               ------------------

Harris Oakmark International     Seeks long-term capital           MetLife Advisers, LLC
  Portfolio                      appreciation.                     Subadviser: Harris Associates
                                                                   L.P.

Invesco Small Cap Growth         Seeks long-term growth of         MetLife Advisers, LLC
  Portfolio                      capital.                          Subadviser: Invesco Advisers,
                                                                   Inc.

Lazard Mid Cap Portfolio         Seeks long-term growth of         MetLife Advisers, LLC
                                 capital.                          Subadviser: Lazard Asset
                                                                   Management LLC

Legg Mason ClearBridge           Seeks capital appreciation.       MetLife Advisers, LLC
  Aggressive Growth Portfolio                                      Subadviser: ClearBridge
                                                                   Advisors, LLC

Lord Abbett Bond Debenture       Seeks high current income and     MetLife Advisers, LLC
  Portfolio                      the opportunity for capital       Subadviser: Lord, Abbett & Co.
                                 appreciation to produce a high    LLC
                                 total return.

MetLife Aggressive Strategy      Seeks growth of capital.          MetLife Advisers, LLC
  Portfolio

MFS(R) Research International    Seeks capital appreciation.       MetLife Advisers, LLC
  Portfolio                                                        Subadviser: Massachusetts
                                                                   Financial Services Company

Morgan Stanley Mid Cap Growth    Seeks capital appreciation.       MetLife Advisers, LLC
  Portfolio                                                        Subadviser: Morgan Stanley
                                                                   Investment Management, Inc.

Oppenheimer Capital              Seeks capital appreciation.       MetLife Advisers, LLC
  Appreciation Portfolio                                           Subadviser: OppenheimerFunds,
                                                                   Inc.

PIMCO Total Return Portfolio     Seeks maximum total return,       MetLife Advisers, LLC
                                 consistent with the               Subadviser: Pacific Investment
                                 preservation of capital and       Management Company LLC
                                 prudent investment management.

RCM Technology Portfolio         Seeks capital appreciation; no    MetLife Advisers, LLC
                                 consideration is given to         Subadviser: RCM Capital
                                 income.                           Management LLC

T. Rowe Price Mid Cap Growth     Seeks long-term growth of         MetLife Advisers, LLC
  Portfolio                      capital.                          Subadviser: T. Rowe Price
                                                                   Associates, Inc.

METROPOLITAN SERIES FUND, INC.

Artio International Stock        Seeks long-term growth of         MetLife Advisers, LLC
  Portfolio -- Class A           capital.                          Subadviser: Artio Global
                                                                   Management, LLC

Barclays Capital Aggregate       Seeks to equal the performance    MetLife Advisers, LLC
  Bond Index                     of the Barclays Capital U.S.      Subadviser: MetLife Investment
  Portfolio -- Class A           Aggregate Bond Index.             Advisors Company, LLC

BlackRock Aggressive Growth      Seeks maximum capital             MetLife Advisers, LLC
  Portfolio -- Class A           appreciation.                     Subadviser: BlackRock
                                                                   Advisors, LLC

BlackRock Bond Income            Seeks a competitive total         MetLife Advisers, LLC
  Portfolio -- Class A           return primarily from             Subadviser: BlackRock
                                 investing in fixed-income         Advisors, LLC
                                 securities.

                                                                             INVESTMENT
FUND                                  INVESTMENT OBJECTIVE               ADVISER/SUBADVISER
----                                  --------------------               ------------------

BlackRock Diversified            Seeks high total return while     MetLife Advisers, LLC
  Portfolio -- Class E           attempting to limit investment    Subadviser: BlackRock
                                 risk and preserve capital.        Advisors, LLC

BlackRock Large Cap Value        Seeks long-term growth of         MetLife Advisers, LLC
  Portfolio -- Class A           capital.                          Subadviser: BlackRock
                                                                   Advisors, LLC

BlackRock Legacy Large Cap       Seeks long-term growth of         MetLife Advisers, LLC
  Growth Portfolio -- Class A    capital.                          Subadviser: BlackRock
                                                                   Advisors, LLC

BlackRock Money Market           Seeks a high level of current     MetLife Advisers, LLC
  Portfolio -- Class A(1)        income consistent with            Subadviser: BlackRock
                                 preservation of capital.          Advisors, LLC

Davis Venture Value              Seeks growth of capital.          MetLife Advisers, LLC
  Portfolio -- Class A                                             Subadviser: Davis Selected
                                                                   Advisers, L.P.(2)

Met/Artisan Mid Cap Value        Seeks long-term capital           MetLife Advisers, LLC
  Portfolio -- Class A           growth.                           Subadviser: Artisan Partners
                                                                   Limited Partnership

MetLife Conservative             Seeks a high level of current     MetLife Advisers, LLC
  Allocation                     income, with growth of capital
  Portfolio -- Class A           as a secondary objective.

MetLife Conservative to          Seeks high total return in the    MetLife Advisers, LLC
  Moderate Allocation            form of income and growth of
  Portfolio -- Class A           capital, with a greater
                                 emphasis on income.

MetLife Mid Cap Stock Index      Seeks to equal the performance    MetLife Advisers, LLC
  Portfolio -- Class A           of the Standard & Poor's          Subadviser: MetLife Investment
                                 MidCap 400(R) Composite Stock     Advisors Company, LLC
                                 Price Index.

MetLife Moderate Allocation      Seeks a balance between a high    MetLife Advisers, LLC
  Portfolio -- Class A           level of current income and
                                 growth of capital, with a
                                 greater emphasis on growth of
                                 capital.

MetLife Moderate to Aggressive   Seeks growth of capital.          MetLife Advisers, LLC
  Allocation
  Portfolio -- Class A

MetLife Stock Index              Seeks to equal the performance    MetLife Advisers, LLC
  Portfolio -- Class A           of the Standard & Poor's          Subadviser: MetLife Investment
                                 500(R) Composite Stock Price      Advisors Company, LLC
                                 Index.

MFS(R) Total Return              Seeks a favorable total return    MetLife Advisers, LLC
  Portfolio -- Class A           through investment in a           Subadviser: Massachusetts
                                 diversified portfolio.            Financial Services Company

MFS(R) Value                     Seeks capital appreciation.       MetLife Advisers, LLC
  Portfolio -- Class A                                             Subadviser: Massachusetts
                                                                   Financial Services Company

Morgan Stanley EAFE(R) Index     Seeks to equal the performance    MetLife Advisers, LLC
  Portfolio -- Class A           of the MSCI EAFE(R) Index.        Subadviser: MetLife Investment
                                                                   Advisors Company, LLC

                                                                             INVESTMENT
FUND                                  INVESTMENT OBJECTIVE               ADVISER/SUBADVISER
----                                  --------------------               ------------------

Neuberger Berman Genesis         Seeks high total return,          MetLife Advisers, LLC
  Portfolio -- Class A           consisting principally of         Subadviser: Neuberger Berman
                                 capital appreciation.             Management LLC

Neuberger Berman Mid Cap Value   Seeks capital growth.             MetLife Advisers, LLC
  Portfolio -- Class A                                             Subadviser: Neuberger Berman
                                                                   Management LLC

Russell 2000(R) Index            Seeks to equal the performance    MetLife Advisers, LLC
  Portfolio -- Class A           of the Russell 2000(R) Index.     Subadviser: MetLife Investment
                                                                   Advisors Company, LLC

T. Rowe Price Large Cap Growth   Seeks long-term growth of         MetLife Advisers, LLC
  Portfolio -- Class A           capital and, secondarily,         Subadviser: T. Rowe Price
                                 dividend income.                  Associates, Inc.

T. Rowe Price Small Cap Growth   Seeks long-term capital           MetLife Advisers, LLC
  Portfolio -- Class A           growth.                           Subadviser: T. Rowe Price
                                                                   Associates, Inc.

Western Asset Management U.S.    Seeks to maximize total return    MetLife Advisers, LLC
  Government                     consistent with preservation      Subadviser: Western Asset
  Portfolio -- Class A           of capital and maintenance of     Management Company
                                 liquidity.


--------

(1) An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Division investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.
(2) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.

FOR MORE INFORMATION REGARDING THE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE FUND PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-638-9294.

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT GENERAL AMERICAN'S ADMINISTRATIVE
                                     OFFICE

     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Administrative Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange -- even if due to our delay (such as a delay in answering your telephone call).

     The Administrative Office for various Policy transactions is as follows:


Premium Payments                      General American
                                      P.O. Box 790201
                                      St. Louis, MO 63179-0201

Payment Inquires and                  General American
Correspondence                        P.O. Box 355
                                      Warwick, RI 02887-0355

Beneficiary and Ownership             General American
Changes                               P.O. Box 357
                                      Warwick, RI 02887-0357

Surrenders, Loans,                    General American
Withdrawals and                       P.O. Box 356
Division Transfers                    Warwick, RI 02887-0356

Death Claims                          General American
                                      P.O. Box 356
                                      Warwick, RI 02887-0356

All Telephone                         (800) 638-9294
Transactions and Inquiries


     You may request a transfer or reallocation of future premiums by written request (which may be telecopied) to our Administrative Office, by telephoning us, or over the Internet (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative, or contact us at (800) 638-9294. To request a transfer or reallocation over the Internet, you may log on to our website at www.genamerica.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

     If you send premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the payment or transaction to your Policy.

                               TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

     IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policy Owner should seek tax advice based on the Policy Owner's particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard or guaranteed issue basis, there is additional uncertainty. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Eligible Funds, will satisfy these diversification requirements. If Eligible Fund shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, there may be adverse consequences under the diversification rules.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary to the extent provided in section 101 of the Code. In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these consequences.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary. The foregoing exceptions to the 10 percent additional income tax will generally not apply to a corporate Policy Owner.

     If a Policy becomes a Modified Endowment Contract, distributions will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by General American (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a life insurance policy purchase.

     ACCELERATION OF DEATH BENEFIT RIDER. We believe that payments received under the Acceleration of Death Benefit Rider should be fully excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

     Under previous law, the estate tax applicable exclusion gradually rose to $3.5 million per person in 2009 and was repealed in 2010 with a modified carryover basis for heirs. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the "2010 Act") has reinstated the estate and generation-skipping transfer taxes through the end of 2012 with lower top rates and larger exemptions. The 2010 Act raises the applicable exclusion amount to $5,000,000. The top tax rate is set at 35%. A special irrevocable election was provided for estates of decedents who died in 2010. These estates may generally choose between the reinstated estate tax and the carryover basis rules which were in effect in 2010.

     It is not known if Congress will make the temporary changes of the 2010 Act permanent, enact permanent repeal of the estate and the generation-skipping transfer taxes or otherwise modify the estate tax or generation-skipping transfer tax rules for years after 2012.

     The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

     OTHER POLICY OWNER TAX MATTERS. The tax consequences of continuing the Policy beyond the insured's Attained Age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's Attained Age 100.

     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business-owned Policy, the provisions of Section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

     GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution.

     In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     Split dollar insurance plans that provide deferred compensation may be subject to recently enacted rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences. A tax adviser should be consulted with respect to such plans.

     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     TAX CREDITS AND DEDUCTIONS. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These benefits, which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to Policy Owners since the Company is the owner of the assets from which the tax benefits are derived.

GENERAL AMERICAN'S INCOME TAXES

     Under current Federal income tax law, General American is not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                                LEGAL PROCEEDINGS

     In the ordinary course of business, General American, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, General American does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of General American to meet its obligations under the Contracts.

                              FINANCIAL STATEMENTS

     The financial statements of General American which are included in this prospectus supplement should be distinguished from the financial statements of the Separate Account, which are also included in this prospectus supplement, and should be considered only as bearing on the ability of General American to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.